SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report:    January 20, 1997

              Date of Earliest Event Reported:    January 15, 1997



                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                   75-1475224
            ------                                   ----------
   (Commission File Number)              (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 15, 1997, Registrant issued a press release announcing the resignation of Frank Bigger as Director of Tandycrafts, Inc. and as Chief Executive Officer of its Frames and Framed Art Division.

ITEM 7.   EXHIBITS
          --------

          (c)  Exhibits.
               ---------

               Exhibit
               Number             Description
               -------   ------------------------------

                99 Copy of press release announcing the resignation of Frank Bigger as Director of Tandycrafts, Inc. and as Chief Executive Officer of its Frames and Framed Art Division.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  January 20, 1997            By:/s/ Michael J. Walsh
                                      --------------------
                                      Michael J. Walsh
                                      President



Date:  January 20, 1997            By:/s/ James D. Allen
                                      --------------------
                                      James D. Allen
                                      Chief Financial Officer